UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 21, 2007

INTERACTIVE SYSTEMS WORLDWIDE INC
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-21831	22-3375134
(Commission File Number)	(IRS Employer Identification No.)

2 Andrews Drive, West Paterson, NJ	07424
(Address of Principal Executive Offices)	(Zip Code)

(973) 256-8181
(Registrant’s Telephone Number, Including Area Code)

______________________________________
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(b) On May 21, 2007, James McDade, Vice President and Chief Financial Officer of Interactive Systems Worldwide Inc. (the “Company”) resigned his positions at the Company, effective June 1, 2007, to pursue another opportunity. Mr. McDade has agreed to assist in a transition of duties.

(c) On May 22, 2007, the Company’s Board of Directors appointed Bernard Albanese, the Company’s Chairman, Chief Executive Officer, President and a Director, to also serve as the Company’s Principal Financial Officer on an interim basis, without additional compensation. The information required by Items 401(a)(4), (a)(5), (c), and Item 404(a) of Regulation S-B regarding Mr. Albanese were included in the Company’s Annual Report on Form 10-KSB filed with the Securities and Exchange Commission on January 16, 2007, and is incorporated by reference herein.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERACTIVE SYSTEMS WORLDWIDE INC (Registrant)

Date: May 22, 2007	By:	/s/ Bernard Albanese
Bernard Albanese
Chief Executive Officer